

Corporate Presentation

February 2025

LIPOCINE®
ENHANCING HEALTH

Forward-Looking Statements

This presentation contains "forward-looking statements" that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and include statements that are not historical facts regarding our product candidates and strategic plans and related development efforts with the FDA, including with respect to LPCN 1154, our current intention to conduct a safety and efficacy study relating to LPCN 1154, the timing and potential results of the safety and efficacy study relating to LPCN 1154, the timing of our submission of a NDA with the FDA for LPCN 1154, and the potential uses and benefits of our product candidates, the application of our proprietary platform in developing new treatments, the achievement of milestones within and completion of clinical trials, the timing and completion of regulatory reviews, outcomes of clinical trials of our product candidates, and the potential uses and benefits of our product candidates. Investors are cautioned that all such forward-looking statements involve risks and uncertainties, including, without limitation, the risks that we may not be successful in developing product candidates, we may not have sufficient capital to complete the development processes for our product candidates or we may decide to allocate our available capital to other product candidates, we may not be able to enter into partnerships or other strategic relationships to monetize our non-core assets, safety and efficacy studies, including those relating to LPCN 1154, may not be successful or may not provide results that would support the submission of a NDA, the FDA may not approve any of our products, risks related to our products, expected product benefits not being realized, clinical and regulatory expectations and plans not being realized, new regulatory developments and requirements, risks related to the FDA approval process including the receipt of regulatory approvals and our ability to utilize a streamlined approval pathway for LPCN 1154, the results and timing of clinical trials, patient acceptance of Lipocine's products, the manufacturing and commercialization of Lipocine's products, and other risks detailed in Lipocine's filings with the SEC, including, without limitation, its Form 10-K and other reports on Forms 8-K and 10-Q, all of which can be obtained on the SEC website at www.sec.gov. Lipocine assumes no obligation to update or revise publicly any forward-looking statements contained in this presentation, except as required by law.

Lipocine Pipeline and Approved Product

Development Candidate (Indication)	Pre-Clinical	Phase 1	Phase 2	Pivotal	Status/Next Steps
LPCN 1154 *Postpartum Depression*					Phase 3: safety & efficacy study
LPCN 2401 *Obesity Management*					Initiate POC study as adjunct to GLP-1 therapy
LPCN 1148 *Decompensated Liver Cirrhosis*					P2 study completed
LPCN 2101 *Women With Epilepsy*					IND cleared for P2
LPCN 1107 *Prevention of Preterm Birth*					EOP2 meeting completed
LPCN 2203 *Essential Tremor*					P1 study completed
LPCN 1144 *Non-Cirrhotic NASH*					P2 study completed

TLANDO® commercialized in US through Verity Pharma

TLANDO® licensed to Verity Pharma for Canada, to Pharmalink for GCC Countries, and SPC Korea for South Korea

Testosterone Replacement Therapy (TRT)

GCC is Gulf Cooperation Council

Validated Proprietary Lip'ral Technology Platform



Lip'ral based dosage form
Insoluble drug lipid composition
GI Lumen
Section of GI magnified to illustrate absorption
Drug
+
Carrier
=
Drug Loaded Carrier
GI Lumen
Aqueous Barrier Layer
Intestinal Wall
Systemic Circulation
Insoluble drug lipid composition
Optimal dispersed phase in GI tract
Effective transfer across aqueous barrier layer
Improved absorption

Superior Oral Bioavailability
e.g., TLANDO®

Enable Effective Oral Delivery
e.g., neuroactive steroids, 17-hydroxyprogesterone caproate

Giliyar et al. Drug Delivery Technology, Jan 2006, Vol 6 No.1

LPCN 1154

Oral Brexanolone for
Postpartum Depression (PPD)



Postpartum Depression (PPD) Market Opportunity

- High economic burden
- Critical to prevent harm to mother and infant
- Negative impact on family/society
- Suicide is a leading cause of maternal death in the first year following childbirth[1]
  - Up to 30% of women with PPD experience suicidal ideations[2]

Estimated patients in the U.S. with PPD[3]

Increased awareness of PPD and effective therapies expected to increase diagnosis for symptomatic women with PPD



3.6M
~ 600,000
~ 240,000
~60,000
Pregnancy in the US4
Postpartum depression5
Diagnosed PPD patients6
Follow-up care post screening

Zurzuvae Rx price: $15,900

Projected peak Zurzuvae sales of $1.2B in 2033*

ZURZUVAE® is an FDA-approved oral treatment for adults with PPD

LIPOCINE
ENHANCING HEALTH

1. Chin et al. Curr Psychiatry Rep, 2022; 24(4):239-275
2. Mauri et al. Arch Womens Ment Health. 2012; 15(1): 39-47
3. Foster Rosenblatt market research 2023 (Lipocine internal data)
4. National Vital Statistics Report vol 72, num 1, 2023; Vital Statistics Rapid Release, report 26, 2023
5. Van Niel et al. Cleveland Clinic J of Medicine. 2020;87(5):273-277
6. Cox et al. J Clin Psychiatry. 2016;77:9, Beck. AJN. 2006;106:5

*Goldman Sachs on Sage Therapeutics estimate on February 2024

Approved Injectable Brexanolone Product Attributes

Robust Efficacy

(Bioidentical NAS)


Target Dosage*:
Placebo
ZULRESSO 90 mcg/kg/hour
ZULRESSO 60 mcg/kg/hour
HAM-D Change From Baseline
End of infusion

Efficacious at lower (60 µg/kg/hr) and higher dose (90 µg/kg/hr)

Use Limitations

Logistics of 60-hour IV infusion

Inpatient administration

~37% of AEs are related to IV infusion administration errors[2]

REMS: Monitoring for excessive sedation, loss of consciousness (LOC)

Accessibility challenges[3]: Overnight stays; providers and facility certification; affordability; accommodating mother/child dyad

1. Data compiled from Meltzer-Brody et al., Lancet 2018 and ZULRESSO sNDA MDR, 2021, 90 µg/kg/hr.
2. FDA Adverse Event Reporting System (FAERS) Public Dashboard as of June 30, 2023
3. Marketing status: Zulresso® discontinued as a part of Sage Therapeutics' strategic shift. https://investor.sagerx.com/news-releases/news-release-details/sage-therapeutics-announces-third-quarter-2024-financial-results

Approved Neuroactive Steroids for PPD

Comparative key attributes

Injectable Brexanolone (Zulresso®)	Oral Zuranolone (Zurzuvae®)
Bioidentical NAS	Synthetic NAS derivative
60-hour infusion[1]	14-day treatment duration[4]
Terminal half-life: 9 hours[1]	Terminal half-life: 20-25 hr[4]
Up to **61% remission** post treatment (60 hr)[2,3]	Impaired ability to drive[4]
No dosage modifications needed for concomitant drug use[1]	Embryo-fetal toxicity[4]
Available data do not suggest a significant risk of adverse reactions in breastfed infants[1]	Remission of **19% at day 3** and **45% remission** post **2 weeks** treatment[5]
	Dosage modifications needed for concomitant use with CYP3A4 modulators[4]
	No data on the effects of zuranolone on breastfed infants[4]

LIPOCINE™ ENHANCING HEALTH

1. Zulresso label
2. Brexanolone Briefing Book, November 2, 2018
3. Meltzer-Brody et al. Lancet. 2018 Sep 22;392(10152):1058-1070
4. Zurzuvae label
5. Kristina M. Deligiannidis et al., JAMA Psychiatry. 2021 Sep; 78(9): 1-9

LPCN 1154 - Oral Bioidentical Neuroactive Steroid (NAS) for PPD

Potential "first line" product of choice for outpatient use

Brexanolone

- Brexanolone is a positive allosteric modulator (PAM) of the $GABA_A$ receptor



O
H
H
H
HO
H

Brexanolone (allopregnanolone)

Molecular Weight: 318.5 g/mol

Lipophilic: Log P ≈ 5.0

Poor aqueous solubility: Saq <1.0 µg/mL

Target Attributes

- Ready to use - one time treatment
- Fixed dose - no dose titration or dose taper
- No administration device needed (no device malfunction)
- No health care provider needed for administration or intervention

Mechanism of Action



GABA
Benzodiazepine
Alcohol
Barbiturate
Neurosteroids
GABA-gated Cl⁻ channel
Cl⁻

https://opentext.wsu.edu/psych105nusbaum/chapter/substance-use-and-abuse/

LPCN 1154 Pivotal PK Bridge Study Results

Bioequivalence with IV Brexanolone

Comparative Exposure

PK Parameter	GMR (%) Test vs. Reference	90% CI LB Test vs. Reference	90% CI UB Test vs. Reference
C_{max}	**105**	92	118
$AUC_{0-\infty}$	**97**	89	107
AUC_{0-t}	**89**	81	98

- LPCN 1154 was well tolerated
  - No sedation nor somnolence events observed
  - All events were mild to moderate
    - No severe or serious AEs
    - Reported study related events were venipuncture site related, arthralgia, fatigue, dizziness, back pain, hematoma, and pelvic pain
    - No event was reported by >2 participants

n=23; Outlier participant presented PK results for the IV administration period greater than 70 standard deviations away from the PK data set mean for all PK parameters included above

GMR = Geometric Mean Ratios, CI = Confidence Interval, LB = Lower Bound, UB = Upper Bound, t = 100 hours for AUC_{0-t}

LPCN 1154 (Oral Brexanolone) Development

Streamlined 505(b)(2) pathway to NDA submission

Pivotal PK Bridge Study

Positive Topline Results

Completed

Labeling Studies

- Food effect study
- PK study in PPD
- Metabolite evaluation

Completed

Next Step

P3 Safety and Efficacy Study

Pending FDA feedback on the study protocol

LPCN 1154 Safety & Efficacy Study

Planned study design

- Two arm, randomized, blinded, placebo-controlled in women (≥15 yrs) with postpartum depression
- Size: Powered based on Zulresso® treatment effect
- Dosing regimen: 48 hr treatment consistent with positive pivotal PK bridge
- Primary endpoint: HAM-D change from baseline
- Additional endpoints: MADRS, HAM-A (anxiety), safety and tolerability, etc.

Prospective advantages

- Brexanolone has proven efficacy in PPD
- Investigate potential for treatment of anxiety disorders
- Generate safety and efficacy data in women with PPD
- May qualify for waiver of a dedicated pediatric study as a post-marketing requirement
- Enable global registration package
- Eligible for clinical investigation exclusivity

LPCN 1154: "Best in Class" Oral Treatment for Depression

Key takeaways

- Significant market opportunity
- Differentiated product attributes addressing unmet needs
- Streamlined pathway to NDA submission
  - PK bridge study: Completed with positive results
  - Single safety & efficacy study: To be completed
- Potential to expand for other depression indications



LPCN 2401

Obesity Management



LPCN 2401 - Obesity Management Market Overview

Total GLP-1 users in the U.S. may reach around 9% (30M) of the overall population by 2030[8]

Prevalence

258 M .... Adult US population[1]

110 M .... Obese[2] (BMI at or above 30.0)

79 M .... Overweight[2] (BMI 25.0 to 29.9*)

Overweight with related comorbidity

- 30% Type 2 diabetes[3]
- 50% Dyslipidemia[4]
- 67% Hypertension[5]

Target Population

(as an adjunct to GLP-1 User)



Do you take these drugs primarily to lose weight, or to treat a chronic condition like diabetes or heart disease, or both?
To treat a chronic condition
To both lose weight and treat a chronic condition
To lose weight
Total
39%
23%
38%
Note: Among those who have ever used GLP-1 agonists. See topline for full question wording.[6]

120,763 GLP-1s NRx in 2023 for weight management[7] ~ $1.4B market**

(Based on national pharmacy and medical claims data 2023)

*Currently, chronic weight management agent indicated for 30 kg/m2 or greater and 27 kg/m2 or greater (overweight) in the presence of at least one weight-related comorbid condition (e.g., hypertension, type 2 diabetes mellitus, or dyslipidemia)

**Assuming $1000 per month

LIPOCINE ENHANCING HEALTH

1. https://www.census.gov/library/stories/2021/08/united-states-adult-population-grew-faster-than-nations-total-population-from-2010-to-2020.html
2. https://www.niddk.nih.gov/health-information/health-statistics/overweight-obesity
3. https://news.harvard.edu/gazette/story/2012/03/the-big-setup/
4. https://www.ncbi.nlm.nih.gov/books/NBK305895/
5. https://pmc.ncbi.nlm.nih.gov/articles/PMC6316192/#sec3-nutrients-10-01976
6. https://www.kff.org/health-costs/poll-finding/kff-health-tracking-poll-may-2024-the-publics-use-and-views-of-glp-1-drugs/
7. https://www.bcbs.com/media/pdf/BHI_Issue_Brief_GLP1_Trends.pdf
8. https://www.jpmorgan.com/insights/global-research/current-events/obesity-drugs

Sarcopenic Obesity (SO) and GLP-1 Use

- Sarcopenic obesity (SO) is defined as the coexistence of excess fat mass and reduced skeletal muscle mass
- The causes are multifactorial and can include sedentary lifestyle, hormonal changes, chronic diseases, inflammation, insulin resistance, and nutritional deficiencies[1]
- Associated with several clinical complications: frailty, fractures, cardiovascular diseases, cancer, mental health, and an increased risk of hospitalization and mortality[2]
- 54.3% of patients with obesity have sarcopenia (37.0% of patients with overweight)[3]
- 42% of older adults (> 60 years of age) have obesity[4]
  - The rates of sarcopenic obesity increased with age[5]

Elderly patients most vulnerable to muscle loss with GLP-1 use

Pre-existing low muscle mass → GLP-1 use → **High magnitude and rate of muscle mass loss[6]** → Implications



1. J Am Med Dir Assoc. 2011 May;12(4):249-56
2. Front Endocrinol (Lausanne). 2023 Jun 30;14:1185221
3. Prev Chronic Dis 2020;17:200167
4. Natl Health Stat Report. 2021;158
5. J. Gerontol. A Biol. Sci. Med. Sci 72, 1445–1451 (2017)
6. N Engl J Med, 384:989-1002, 2021

Limitations of Incretin Mimetics (GLP-1 Receptor Agonists)

Significant loss of lean mass and fat/weight/HbA1c rebound potential upon cessation

Loss of Lean Mass



Weight Loss
Fat Loss
Lean Mass Loss
Change from baseline (kg)
-14.7
-9.23
-5.44
Semaglutide
N Engl J Med 2021;384:989-1002

GLP-1 agonist treatment led to 15-21% rapid weight loss with unwanted lean body mass loss of up to 40% of the total weight lost[1]

Lean mass/muscle wasting at an alarming rate and extent

Increased Fracture Risk



Semaglutide
Placebo
% Subjects with Fracture
0
1
2
3
Women
Age ≥ 75

Patients on semaglutide had significantly more fractures of the hip and pelvis[2]

Patients who had received semaglutide were 7x more likely to require additional surgery within 1-year post lumbar fusion (TLIF)[6]

Plateauing of Weight Loss/ Rebound Weight Gain



Greatest amount of weight loss is by week 20; weight loss plateaus[1]

68% discontinue within 1 year[8]

Patients who discontinued treatment had significant weight gain[3,7] and HbA1c increase[4]

Less Weight Loss in Diabetics



Change in body weight, %
0
-5
-10
-15
-20
Semaglutide
Tirzepatide
T2D
No T2D

Non-diabetic patients lose more weight on incretin mimetics[5]

LIPOCINE
ENHANCING HEALTH

1. N Engl J Med, 384:989-1002, 2021
2. Wegovy label (Revised 03/2024)
3. JAMA, 325(14):1414-1425, 2021
4. Cureus 15(10): e46490
5. Image adapted from Rodriguez et al. JAMA Intern Med, Online Jul 8 2024
6. Khalid, S. American Association of Neurological Surgeons 2024 Annual Meeting, May 2024
7. Wilding et al., Diab, Obes, Met, 24:1553-64, 2022
8. https://www.reuters.com/business/healthcare-pharmaceuticals/most-patients-using-weight-loss-drugs-like-wegovy-stop-within-year-data-show-2023-07-11/

LPCN 2401 Novel Oral Treatment for Obesity and Weight Management

Proven potential to improve body composition - quality weight loss with quality fat loss

Product Candidate Attributes

- Proprietary androgen receptor agonist, testosterone ester(s), targeted for once-a-day treatment - "LPCN 2401"
  - Androgen receptor agonist with α-tocopherol for once-a-day treatment – "LPCN 2401+E"

Targeted Mechanism of Actions

	Fat	Muscle	Bone
Androgen Receptor Agonist	• Induces lipolysis[1] • Lowers lipogenesis[1] • Inhibits expression of adipocytokines (e.g., leptin, TNF-α, IL-6, IL-1) [2]	• Stimulates muscle satellite activator, FGF2[3] • Modulates muscle growth suppressors MRF4 and myostatin (GDF8) expression in skeletal muscle[3]	• Acts directly on osteoblasts and consequently promotes bone formation[4] • Increases AR expression level in osteoblasts[4,5]

LIPOCINE ENHANCING HEALTH

1. Biochimie,87(1):39-43, 2005
2. J Endocr Soc. 2019 Jan 1; 3(1): 91–107
3. J Clin Endocrinol Metab, 104(6): 2094–2102, 2019
4. Clin. Interv. Aging 2016, 11, 1317–1324
5. Horm. Metab. Res. 2004, 36, 674–678

LPCN 2401 - Improvement in Body Composition

Prespecified endpoints met – increased lean mass and decreased fat mass

Fat Mass



Total Fat Mass
(% of TM)
Trunk Fat Mass
(% of Trunk Mass)
% CBL
Absolute CBL (%)
2
0
-2
-4
-6
1
0
-1
-2
-3
*
LPCN 2401
LPCN 2401+E
Placebo

Lean Mass



Lean Mass (% of TM)
Appendicular Lean Mass
% CBL
5
4
3
2
1
0
-1
-2
*
*
*
LPCN 2401
LPCN 2401+E
Placebo

*p<0.05 vs placebo

LPCN 2401 - Changes in Functional Tests



Hand Grip Strength
Change from Baseline (kg)
8
6
4
2
0
-2
-4



Ten Meter Walk Time
Change from Baseline (S)
0
-0.5
-1
-1.5
-2
LPCN 2401
LPCN 2401+E
Placebo

Baseline	Grip Strength (kg)	Walk Time (s)
LPCN 2401	84.4	10.33
LPCN 2401+ E	88.5	8.67
Placebo	82.1	8.60

Data are mean (SE)

LPCN 2401: Body Weight Changes During 72 Weeks of Treatment



Placebo-Controlled
OLE
Change from Baseline (kg)
2
1
0
-1
-2
-3
-4
-5
-6
-7
-8
0
36
72
Time (week)
LPCN 2401 +/- E
LPCN 2401
Placebo
Placebo to LPCN 2401

- **Participants who took placebo for 36 weeks then switched to LPCN 2401 during the 36-week OLE experienced similar weight loss**

Body weight change from baseline (CFB), baseline is week 0; data are mean (SE); includes only subjects who participated in OLE, pooled treatment group (LPCN 2401+E and LPCN 2401) N=15 and excludes one outlier, placebo N=9

LPCN 2401 Differentiated Obesity Management Option

Well-tolerated with liver benefits and no safety signals upon 36-week exposure


Liver Injury Marker Reduction
ALT
AST
ALP
GGT
Change from Baseline (U/L)
5
0
-5
-10
-15
-20
-25
*,#
#
*,#
#
*,#
*,#
LPCN 2401
LPCN 2401+E
Placebo


Liver Fat Reduction at Week 12 (MRI-PDFF)
LPCN 2401 (N=19)
LPCN 2401+E (N=18)
Placebo (N=19)
Absolute Change from Baseline (%)
0
-2
-4
-6
-8
-10
*,#
*,#

- POC study in relevant obese and overweight population
- Frequency and severity of TEAEs, including diarrhea and nausea, with LPCN 2401 ± E were comparable to placebo
- Frequency of SAEs with LPCN 2401 ± E were comparable to placebo
- No muscle spasms adverse events
- No reported cases of hepatocellular carcinoma or Drug Induced Liver Injury ("DILI")

Safety set, N=56. * $p < 0.05$; vs placebo; # $p < 0.05$ vs baseline. For MRI-PDFF, missing data imputed using multiple imputation.
TEAEs = Treatment Emergent Adverse Events; SAEs = Serious Adverse Events; PSA = Prostate-Specific Antigen

LPCN 2401 - A New Paradigm in Oral Treatment for Obesity Management

Target benefits to improve body composition

Adjunct to GLP-1 agonist treatment

Quality fat loss

Quality weight loss

Weight loss

- Amplify fat loss
- High android/visceral fat loss
- Improve bone health
- Attenuate muscle loss

Post cessation of GLP-1 agonist treatment

Minimize fat regain

Increase lean mass

Minimize weight rebound

- Sustain HbA1c Improvement

LIPOCINE
ENHANCING HEALTH

LPCN 1148

Management of Liver Cirrhosis

- Overt Hepatic Encephalopathy (OHE)
- Sarcopenia in Decompensated Cirrhosis (Fast Track Designation)



Cirrhosis is a Large Market with Few Existing Treatment Options

Significant unmet need in an expansive market


US Diagnosed Decompensated Cirrhosis Patients[1,2]
~(382,000)
Decompensated Men with Cirrhosis[1,2]
~(229,000)
Patients with a History of OHE
~(134,100)[7]
Patients with Sarcopenia[3,4]
~(137,100)

Market Size (>$1B)[5]

Overt Hepatic Encephalopathy

Prognosis	Prevalence	Limitations of Current Therapies	Key Unmet Needs
• OHE is a severe stage of a condition where toxins accumulate in the brain due to liver dysfunction • Prognosis varies based on factors like underlying liver disease, treatment effectiveness, and overall health	**59%** Of U.S. diagnosed decompensated cirrhosis male patients have history of OHE[1,7]	• Lactulose (Rx laxative) – High recurrence rate – Poorly tolerated; diarrhea – Aspiration, dehydration, hypernatremia, severe perianal skin irritation, and overuse can further HE • Rifaximin/Lactulose combo – High recurrence rate – No solid data support the use of rifaximin alone	• Fewer driving incidents, falls • Fewer hospitalizations, shorter hospital stays • Improved quality of life • Increased mass and quality of skeletal muscle • Significant reduction in healthcare costs

Sarcopenia in Cirrhosis

Prognosis	Prevalence	Limitations of Current Therapies	Key Unmet Needs
• Characterized by the loss of muscle mass, strength, and function observed in ~60% of patients with cirrhosis[6,7,8] • 3x higher mortality rate compared to no sarcopenia[6] • Sarcopenia increases risk of OHE ~2x[7]	**60%** Of U.S. diagnosed decompensated cirrhosis male patients have sarcopenia[1,3,4]	• Treatment options are limited to nutrition and exercise • No FDA approved product to treat sarcopenia in end-stage disease	• Improved quality of life • Increased mass and quality of skeletal muscle • Significant reduction in healthcare costs

LIPOCINE
ENHANCING HEALTH

1. Sepanlou, Lancet, 2017.
2. US Census Bureau, Jan 1st 2024.
3. Orman JAMA Netw Open, 2019.
4. Tandon, Clin Gastroenterol Hepatol, 2015.
5. Assumes $22,000 per patient per year.
6. Kim, PLoS One, 2017.
7. Tandon, J Hepatol, 2021.
8. Jindal Clin Mol Hepatol, 2019.

LPCN 1148 Management of Cirrhosis

Product Candidate Attributes

Oral androgen receptor agonist; dosage form comprising testosterone dodecanoate, a unique prodrug of an endogenous hormone

Targeted Mechanism of Action

Anabolic[1]

Stimulates muscle satellite activator, FGF2[2], inhibit myostatin[3], increase muscle mass and strength[4], and reduce fat mass[5]

Androgenic

Induce hematopoiesis[9]; improve endocrine/sexual dysfunction[10]

Ammonia Lowering

Via improved liver health[6] and improved muscle health[7]; antibacterial[8]

LIPOCINE
ENHANCING HEALTH

1. Gentile MA et al., J Mol Endocrine 2010
2. J Clin Endocrinol Metab. 2019 Jun; 104(6): 2094–2102
3. Dasarathy and Merli, J Hepatol 2016
4. Sinclair et al., J Gastroenterol Hepatol 2016
5. Bhasin, Clin Infect Dis 2005
6. Kenston et al., J Gastro Hep 2018
7. Di Cola et al., J Clin Med 2022
8. Jin et al., J Microbiol Biotechnol 2021
9. Beserie and Dobbs, Androgens and the Hematopoietic System. In: Bagatell, C.J., (ed) Androgens in Health and Disease, 2003
10. Rizk et al., Curr Opin Urol 2017

LPCN 1148 Phase 2 Results - Primary Endpoint Met

Significantly increased SMI and fewer events of overt hepatic encephalopathy

L3-SMI Change from Baseline



25
20
15
10
5
0
-5
% CBL L3-SMI
†
‡
‡
‡
‡
‡
LPCN 1148
Placebo
Placebo to 1148

- ~9% increase in L3-SMI at Week 24

Resolution of Sarcopenia at Week 24: 33% vs 0%

Hepatic Encephalopathy

Parameter	Through Week 24		Week 24 to EOS	
	Placebo N=14	LPCN 1148 N=15	LPCN 1148 N=11	LPCN 1148 switch from placebo N=8
History of HE prior to randomization (n)	11 (79%)	11 (73%)	7 (64%)	6 (75%)
Recurrent Overt HE (events)	6	1*	1	1
Time to first recurrent event (days)	35	114	294	140

LS mean (SE), † P<0.01 for change from baseline; ‡ p<0.01 vs. Week 24 placebo; L3-SMI = L3 skeletal muscle index
OHE is defined as an adverse event of HE with CTCAE severity >grade 1. * P<0.05 vs placebo

LPCN 1148 Phase 2 Results

Overall LPCN 1148 was well tolerated

- Rates and severities of AEs similar to those in Stage 1 with placebo
- Fewer participants experienced severe AEs when switched from placebo to LPCN 1148

Parameter	Placebo (Through Week 24) N=14	LPCN 1148 (Through Week 24) N=15	LPCN 1148 (Week 24 to EOS) N=11	LPCN 1148 switch from placebo (Week 24 to EOS) N=8
Total AEs	9 (64%)	9 (60%)	7 (64%)	7 (88%)
Serious AEs	5 (36%)	5 (33%)	5 (45%)	1 (13%)
Severe AEs	4 (29%)	4 (27%)	3 (27%)	1 (13%)
Deaths	2 (14%)	0	1 (9%)	0

Safety set; includes all participants who received study drug in a given stage. Post-transplant AEs excluded. Severe AEs: CTCAE severity ≥ Grade 3

Value Through Partnering

LPCN 1107 for Prevention of Preterm Birth

Product candidate highlights

Oral dosage form comprising 17-hydroxyprogesterone caproate

Oral, a Major Contribution to Patient Care (MC to PC), including no injection site reaction

>$2B market potential with no approved drug

Compelling efficacy rationale

Strong pharmaco-economic justification

Accelerated approval pathway and ODD (Orphan Drug Designation)

Potential to be SOC in prevention of preterm birth

LPCN 1144

Novel MOA in non-cirrhotic NASH

Product Candidate Highlights

Oral dosage form comprising testosterone ester

Fast Track Designation

Compelling P2 biopsy results in the FDA approvable endpoint

- ✓ Safety support with 72 weeks exposure

Mono or adjunct therapy

Differentiated profile

- ✓ Oral with unique benefit to risk profile
- ✓ Potential for additional benefits including sexual/mental and musculoskeletal domain

Accelerated approval pathway

NASH Resolution with No Worsening of Fibrosis[1]



% Responders
90
80
70
60
50
40
30
20
10
0
NS
p < 0.001
p < 0.05
0
46
69
Placebo (N=11)
Treatment A (N=13)
Treatment B (N=13)

Treatment A: 142 mg eq T twice daily
Treatment B: 142 mg eq T + d-alpha tocopherol twice daily

1 NASH resolution is defined per FDA guidance as lobular inflammation score = 0 or 1 and hepatocyte ballooning score = 0. NASH Resolution Set includes those subjects with baseline and EOS biopsy and with NASH at baseline (NAS ≥ 4 with lobular inflammation score ≥ 1 and hepatocyte ballooning score ≥1) per FDA Phase 3 guidance

TLANDO Partnerships

TLANDO® and TLANDO XR (LPCN 1111)

TRT market is large and growing with a significant untapped market potential

- ~8M annual prescriptions in the U.S.
- ~650,000 annual prescriptions in Canada



Verity Pharma for TLANDO and TLANDO XR in the U.S. and Canada

- $11M license fee for Lipocine; $10M received in 2024
  - Additional $1M due by Jan 1, 2026
- Up to $259 million in development and commercial sales milestones
- Tiered royalties on net sales of licensed products up to 18%
- Lipocine retains all rights for territories outside the United States and Canada, and all non-TRT rights globally
- Verity Pharma is responsible for regulatory and marketing obligations in the U.S. and Canada and all further development



TLANDO Ex US Partners

- Pharmalink for Gulf Cooperation Council (GCC) Countries
- SPC Korea for South Korea





Appendix

LPCN 1154 Opportunities in Depression Disorders

Prevalence

MDD: Per NIMH, in 2020, an estimated 21.0 million adults (8.4%) in the US had at least one major depressive episode[1]

The prevalence of comorbid anxiety disorder and MDD is as high as 60%[2]

TRD: Prevalence ~2.8 million in US[3]

PPD: An estimated 1 in 6 mothers suffer from PPD[4]

Significant Unmet Needs in Depression Disorders

Robust Efficacy	Adequate and durable remission/response; treat anxiety comorbidity
Rapid Relief	Days vs weeks
Good Tolerability	No excessive sedation, no sexual dysfunction or weight gain side effects, no withdrawal side effects upon discontinuation

LIPOCINE
ENHANCING HEALTH

MDD = Major Depressive Disorder, PPD = Postpartum Depression, TRD = Treatment Resistant Depression
1. Monitoring System Survey–31 sites. 2018
2. Kaufman J, Charney D. Comorbidity of mood and anxiety disorders. Depress Anxiety. 2000;12:69-76.
3. J Clin Psychiatry. 2021 Mar 16;82(2):20m13699.
4. Van Niel et al. Cleveland Clinic J of Medicine. 2020;87(5):273-277

Oral Brexanolone - Potential Additional Neuropsychiatric Indications

qEEG in healthy subjects administered single doses of oral brexanolone



BL adjusted
Theta (≥4.0 <8.0 Hz)
Alpha1 (≥8.0 <10.0 Hz)
Alpha2 (>10.0 - <12.0 Hz)
Beta1 (≥12.0 <15.0 Hz)
Beta2 (>15.0 - <18.0 Hz)
Beta3 (≥18.0 <25.0 Hz)
+2h
+4h
+12h

✓ Rapid and durable CNS target engagement confirms effective oral delivery of bioidentical brexanolone and supports development of oral brexanolone for the treatment of other neuropsychiatric disorders[1-5]

Indications Requiring Rapid Onset (e.g. anxiety)

- Capsule formulations allow for rapid delivery of neuroactive steroids (Tmax 1.5 hours)

Observed Capsule PK Profile
Post Oral Administration



Mean Plasma Concentration (ng/mL)
25
20
15
10
5
0
0
4
8
12
Time (hr)
81 mg capsule

1. Meltzer-Brody et al. Lancet 2018; 392(10152): 1058-1070.
2. Buchsbaum et al. Biol Psychiatry 1985; 20(8): 832-842.
3. Ibanez et al. Plos One 2014; 9(3): e93159.
4. Huang and Shen Clin Electroencephalography 1994; 24(4): 179-187
5. Biondi et al. Sci Rep 2022; 12(1): 1919.

Unmet Needs in Obesity Management

2 out of 3 people on GLP-1 drugs (e.g. Wegovy®) discontinue within a year[1]

- **Favorable benefit to risk profile**
  - Superior efficacy
  - Improved body composition (quality weight loss/quality fat loss)
  - Improvement in weight-related comorbidities
  - Better tolerability
- **Improved compliance**
  - Lower GI side effects
  - Noninvasive administration
    - Oral, preferably QD with no food/water/time restrictions

https://www.reuters.com/business/healthcare-pharmaceuticals/most-patients-using-weight-loss-drugs-like-wegovy-stop-within-year-data-show-2023-07-11/

LPCN 2401: Potential to Amplify Effects of Incretin Mimetics

ARA may increase weight loss through increased expression and activity of GLP1R [4,5]



Insulin Sensitivity3
Androgen Receptor Agonist (ARA)
Incretin Mimetic
Diabetes6,7
β Cells2
GLP-1 Receptor Expression2
GLP-1 Receptor Activity1
Insulin Release1,2

GLP-1 expression increase with ARA[2]



Non-Diabetic
Diabetic
Relative Glp1r expression
Veh
ARA
α-ARA
Insulin activity increase with ARA[2]
Serum insulin concentration (ng/ml)
Baseline
Treatment
N.S

ARA: Androgen receptor agonist; α-ARA: Androgen receptor antagonist

LIPOCINE ENHANCING HEALTH

1) Xu et al., Cell Reports 2023. 2) Zhu et al., Biomed Pharmacoth, 2019 (images modified). 3) Wittert et al., Lancet Diabetes and Endo, 2021 (appendix 2). 4) Xu et al., Diabetes, 2007. 5) Rajan et al., Molecular Metabolism. 2015. 6) Xu et al., Pathophysiology 2007. 7) Shu et al., Hum Mol Genet, 2009.

LPCN 2401 - Improvement in Body Composition

Prespecified endpoints met – increased lean mass and decreased fat mass

Body Composition Analysis Set[1]

Parameter at Baseline	LPCN 2401 (N=13)	LPCN 2401+E (N=13)	Placebo (N=14)
Mean Age (years)	53.2	53.8	51.1
Mean Weight (kg)	111.3	107.8	118.6
Mean BMI (kg/m²)	35.9	34.7	37.2
Fat Mass (DXA) % of total mass	39.5	37.2	39.3
Lean Mass (DXA) % of total mass	60.5	62.8	60.7
Fat Mass:Lean Mass Ratio	0.67	0.60	0.66
Android Fat Mass (DXA) % of FM	11.5	11.9	11.2
BMC (DXA), kg	3.1	3.1	3.0

Body Composition Results



Fat Mass:Lean Mass Ratio
% CBL
4
2
0
-2
-4
-6
-8
-10
*
LPCN 2401
LPCN 2401+E
Placebo

* p<0.05 vs placebo

All participants met criteria for a weight loss therapeutic‡

‡Population was consistent with FDA's guidance on developing products for weight management. All Participants had either BMI ≥ 30 (n=36) or BMI ≥ 27 with at least one weight-related comorbid condition (n=4).

1. Patients who completed baseline and at least one post-baseline DEXA. *p<0.05 vs placebo. Body composition analysis set; N=40.

Impact of LPCN 2401, LPCN2401+Vitamin E, and Vitamin E on Fat Mass

Fat loss amplification of ARA in conjunction with Vitamin E

Whole Body Fat


Total Fat Mass
(% of TM)
Placebo adjusted % CBL
1
0
-1
-2
-3
-4
-5
-6
-7
-8
LPCN 2401
LPCN 2401+E
Vitamin E

Trunk Fat


Trunk Fat Mass
(% of Trunk Mass)
Placebo adjusted CBL (%)
0.5
0
-0.5
-1
-1.5
-2
-2.5
-3
LPCN 2401
LPCN 2401+E
Vitamin E

LIPOCINE
ENHANCING HEALTH

Data are derived from published reports of different clinical trials at different points in time, with differences in trial design, size, and patient populations. No head-to-head clinical trials have been conducted. Vitamin E alone data from the PIVENS study (NCT00063622, https://repository.niddk.nih.gov/studies/pivens), analyzed by Lipocine

LPCN 2401 - Improvement in Body Composition

Improvement in bone mass and bone density compared to placebo



Bone Mass and Density
Bone Mineral Content (%)
Hip T Score
Femoral Neck T Score
Placebo-Adjusted % CBL
Placebo-Adjusted CBL
3.5
3
2.5
2
1.5
1
0.5
0
0.3
0.25
0.2
0.15
0.1
0.05
0
*,#
*,#
*
LPCN 2401
LPCN 2401+E

LIPOCINE
ENHANCING HEALTH

p<0.05 vs placebo; # p<0.05 vs 2401
T scores n=16/17, 16, 18 for 2401+E, 2401, and placebo, respectively

LPCN 2401 High Quality Fat Loss in Obesity Management

Strong correlation between fat distribution in central region and obesity related comorbidities

- Visceral fat is primarily responsible for the risks associated with abdominal fat such as cardiovascular, cerebrovascular, metabolic, liver, renal, and joint diseases[1,2]

LPCN 2401 enables higher visceral fat loss in proportion to TFM loss compared to semaglutide

Placebo adjusted	LPCN 2401+E	Semaglutide*
Visceral fat mass loss (kg)	-0.29	-0.27
Total fat mass loss, TFM (kg)	-3.16	-6.99
% of TFM loss as Visceral Fat	9	4

Data are derived from published reports of different clinical trials at different points in time, with differences in trial design, size, and patient populations. No head-to-head clinical trials have been conducted. Semaglutide/Wegovy® CDER Clinical Review. Study 4373; N=140; n=95 semaglutide, n=45 placebo. 68 weeks of intervention.

LIPOCINE
ENHANCING HEALTH

1. Larsson et al. Br Med J. (1984) 288(6428):1401–4 2. Liu et al. Frontiers in Endocrinology 2023; 14: 1114963.

LPCN 2401 - Potential for Differentiated Benefit to Risk Profile

Key takeaways

LPCN 2401

- Oral, QD, prodrug of bioidentical hormone
- Fat loss amplification
  - Lower fat mass (preferably VAT and android fat)
- Improve/preserve lean mass
  - Muscle mass, quality, and functionality
  - Bone health
- GLP amplification: genomic and non-genomic
- GI side effects: minimal
- Muscle spasm AE: none observed
- Liver Health: beneficial effects (MASH resolution, injury markers)
- Serum alkaline phosphatase: lowers (no increase)
- Impact on sex hormone (FSH, LH, and Estradiol): minimal

Competitive Landscape*

- **Myostatin /activin receptor modulators** (e.g. bimagrumab, taldefgrobep, KER-065, and trevogrumab)[1,2]
  - Invasive - IV/SC
  - Moderate to high GI side effects [2,3]
  - Reports of muscle spasms [2,3]
  - Increased serum alkaline phosphatase [3]
  - Sex hormone changes (FSH/LH) [4]
  - Unclear muscle functionality improvement
  - Long term exposure risks unknown
- **SARM** (e.g. Enobosarm) [5]
  - Oral
  - Bone health concerns (estradiol suppression?)
  - Liver toxicity concerns

*select list with reported body composition improvement P2 results

1. J Bone Metab. 2020 Aug; 27(3): 151–165
2. J Cachexia Sarcopenia Muscle. 2020 Dec; 11(6): 1525–1534
3. JAMA Netw Open. 2021;4(1):e2033457.
4. Clin Endocrinol (Oxf) 2018 Jun;88(6):908-919
5. Sex Med Rev. 2019 Jan;7(1):84-94

Patients Experienced Improved Myosteatosis


Muscle Quality CBL Week 24
Relative Change in Muscle Areas (%)
20
10
0
-10
-20
-30
-40
LPCN 1148
Placebo
IMAT
HQM

- **Substantial changes in muscle quality seen with LPCN 1148 therapy**
  - Decrease in intramuscular adipose tissue (IMAT)
  - Significant increase in high quality muscle (HQM)

Note: Safety set, LOCF. LS Mean (SE); PGI-C: Patient Global Impression of Change Scale.

LPCN1148 A Novel Approach for Management of Cirrhosis

Key takeaways

Blockbuster opportunity that addresses significant unmet medical needs with a strong pharmacoeconomic rationale

Targeted to be **a "First in Class"** product candidate with a **novel MOA**

Protected by patent portfolio

Expanded indication potential - non-cirrhotic NASH, prevention of any decompensation event, sarcopenia in end-stage diseases e.g. end-stage renal disease (ESRD)

For Overt Hepatic Encephalopathy

Met HE related clinical endpoints in Phase 2 study with no background therapy restriction

Potential **mono or add-on therapy** for a greater effect on the prevention of recurrence of overt HE

Established development regulatory path with a commercially validated standard of care product

For Sarcopenia in Decompensated Cirrhosis

Met primary endpoint, change in skeletal muscle index, and sarcopenia associated clinical endpoints **in Phase 2** study

No FDA approved product to treat sarcopenia in end-stage disease

Limited competition for reversal of sarcopenia in cirrhosis

Fast Track Designation

Essential Tremor (ET)

Market potential - $3B+ blockbuster opportunity as 2nd line with 20% peak adoption



~7 M
2.8 M
1.8 M
360 K
$3.6B*
Estimated prevalence
2.2 % of population[1]
Diagnosed 40%
65% in need of 2nd line treatment
20% peak adoption

- Tremor is highly disabling and stigmatizing
- Stress can aggravate tremor in social setting
- Major impact on activities of daily living leading to unemployment, anxiety and depression[2]
  - Most common impacts on activities of daily living are pouring liquids and writing/typing (100%) and grooming/hygiene, drinking, dressing, eating, and reading (80-85%)
  - 90% of participants indicated the emotional impact of ET
  - 75% reported tremor-related worry or anxiety
- Majority of patients require caregiving[2]

1. Louis ED, Ottman R. Tremor Other Hyperkinet Mov (N Y). 2014;4:259
2. Gerbasi et al. Patient experiences in essential tremor: Mapping functional impacts to existing measures using qualitative research. MDS 2023.

*indicative pricing ~ $10K/patient/year

LPCN 2203 Oral GABA Positive Allosteric Modulator

Achieved relevant target levels with good tolerability in Phase 1 studies

Typical single dose PK profiles



Dose 1
Dose 2
Dose 3
Mean Plasma Concentration
-1
4
9
14
19
24
Time (h)

84 doses administered across 4 single dose studies to 37 participants

No sedation or dizziness AE reported

LPCN 2101 - Novel Potential Alternative for Women With Epilepsy (WWE)

Endogenous Neuroactive Steroid

Product Candidate Attribute

Positive Allosteric Modulator (PAM) of the $GABA_A$ receptor

Oral dosage form comprising a neuroactive steroid

Product Candidate Differentiation

Novel MOA specifically addressing unmet needs in WWE

Active is endogenous to women

Potential to address psychiatric comorbidities (depression, anxiety, sleep disorders)

Potential for minimal/no drug-drug interactions